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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

        We, the undersigned directors of the Registrant, hereby severally constitute and appoint Robert L. McCormick our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the annual report on Form 10-K for the year ended December 31, 1996, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below the annual report and any amendments thereto; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

/s/ George M. Berry                              February 27, 1997
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George M. Berry
Director


/s/ Joyce P. Berry                               February 27, 1997
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Joyce P. Berry
Director


/s/ Thomas D. Berry                              February 27, 1997
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Thomas D. Berry
Director


/s/ Joe Berry Cannon                             February 27, 1997
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Joe Berry Cannon
Director


/s/ W. Haskell Cudd                              February 27, 1997
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W. Haskell Cudd
Director


/s/ J. Berry Harrison                            February 27, 1997
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J. Berry Harrison
Director


/s/ Erd M. Johnson                               February 27, 1997
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Erd M. Johnson
Director


/s/ David P. Lambert                             February 27, 1997
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David P. Lambert
Director


/s/ Linford R. Pitts                             February 27, 1997
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Linford R. Pitts
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Director


/s/ Robert B. Rodgers,                           February 27, 1997
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Robert B. Rodgers
Director


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James B. Wise, M.D.
Director


/s/ Paul C. Wise                                 February 27, 1997
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Paul C. Wise
Director